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Annual Report

September 30, 2001

Merrill Lynch
New York
Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

TO OUR SHAREHOLDERS

The Municipal Market Environment

Throughout most of the six-month period ended September 30, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 150 basis points (1.50%) from April to August. These actions were largely taken to boost both economic activity and consumer confidence. By early September there were a number of indications, albeit few, pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon terrorist attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product at present is widely expected to be negative for the remainder of the year. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year that the Federal Reserve Board eased monetary conditions. Despite the recent tragedies, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly restored fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals, and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level both before the September attacks and at the beginning of the period.

The municipal bond market displayed a very similar pattern during the six months ended September 30, 2001. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. While the municipal bond market was able to reorganize operations quickly, many investors sought temporary refuge in the security of US Treasury issues. Municipal bond yields were unable to improve for the remainder of the period. At the end of September, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields were 5.41%, essentially unchanged during the period.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal interest rates continued to move lower in response to the Federal Reserve Board's actions. Seasonal tax pressures in March and April 2001 kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to 2%-2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. During the past six months, almost $135 billion in

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

long-term tax-exempt bonds was issued, an increase of nearly 35% compared to the same period a year ago. During the three-month period ended September 2001, tax-exempt bond issuance remained sizable with more than $60 billion in long-term municipal bonds underwritten, an increase of more than 25% compared to the same three-month period a year ago.

Interest rates are likely to remain near current levels, or perhaps even slightly lower, as we expect US economic conditions to remain very weak. However, going forward, business activity may accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional aid packages being considered. A significant military response to these attacks also is likely to require sizable increases in Defense Department spending. Eventually this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth late in 2002.

However, as inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue in the months to come, any potential increases in municipal bond yields also can be expected to be minimal.

While the economic environment has remained very favorable for fixed-income investments, we believe that the majority of interest rate declines has already occurred. The combination of recent Federal Reserve Board activity, lower Federal tax rates and individual Federal tax rebates should eventually begin to restore US economic activity. Consequently, we maintained the Fund's neutral position that we adopted in mid-2001. While this position prevented the Fund from taking advantage of potential short-term trading opportunities, it allowed the Fund to avoid widely fluctuating asset valuations associated with market volatility. It is likely that we will maintain the Fund's present neutral position for the remainder of 2001, as no significant economic recovery is expected until 2002. However, should economic conditions resist both current monetary and expected fiscal measures to restore economic growth, we will return to a more aggressive position, expecting the decline in long-term interest rates to resume.

Fiscal Year in Review

For the 12-month period ended September 2001, the Fund benefited from our aggressive portfolio strategy initiated during October 2000. At that time, we believed that the Federal Reserve Board had raised the Federal Funds target rate enough throughout the prior 24 months to slow the economy during 2001, which allowed long-term interest rates to decline. This strategy worked well, as for most of 2001 tax-exempt interest rates declined. For the 12-month period ended September 30, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +11.12%, +10.56%, +10.45% and +11.01%, respectively. The Fund outperformed its unmanaged benchmark Lehman Brothers Municipal Bond Index, which had a return of +10.40%, and significantly outperformed the average of its peer group of other New York tax-exempt funds, as measured by Lipper, Inc. for the same 12-month period. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

In Conclusion

The terrorist attacks in New York City on September 11 had a minimal effect on the Fund. The value of New York municipal bonds initially weakened because of the uncertainty surrounding the individual credits that may have been impacted. However, since the attack, various analysts have stated that the municipal credits in question would not be significantly affected. The only sector that has not recovered is the airport and airline sector, which has experienced a significant reduction in travel. Fortunately, the Fund had a limited exposure to this sector.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

We appreciate your ongoing interest in Merrill Lynch New York Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

November 1, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.

                        A Special Message to Shareholders

               THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

      A Perspective from Bob Doll, President & Chief Investment Officer of
                    Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/01                               +11.12%           +6.67%
--------------------------------------------------------------------------------
Five Years Ended 9/30/01                             + 5.66            +4.80
--------------------------------------------------------------------------------
Ten Years Ended 9/30/01                              + 6.07            +5.64
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                    % Return          % Return
                                                  Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/01                               +10.56%           +6.56%
--------------------------------------------------------------------------------
Five Years Ended 9/30/01                             + 5.15            +5.15
--------------------------------------------------------------------------------
Ten Years Ended 9/30/01                              + 5.53            +5.53
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                    % Return          % Return
                                                  Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/01                               +10.45%           +9.45%
--------------------------------------------------------------------------------
Five Years Ended 9/30/01                             + 5.04            +5.04
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/01                                      + 5.52            +5.52
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 9/30/01                              +11.01%            +6.57%
--------------------------------------------------------------------------------
Five Years Ended 9/30/01                            + 5.58             +4.72
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/01                                     + 6.04             +5.42
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

PERFORMANCE DATA (concluded)

ML New York Municipal Bond Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from September 1991 to September 2001:

                                     9/91              9/92             9/93             9/94              9/95             9/96
ML New York
Municipal Bond Fund+--
Class A Shares*                     $9,600           $10,729           $12,150          $11,522           $12,371          $13,137
ML New York
Municipal Bond Fund+--
Class B Shares*                     $10,000          $11,112           $12,520          $11,811           $12,617          $13,331
Lehman Brothers Municipal
Bond Index++                        $10,000          $11,045           $12,453          $12,149           $13,508          $14,324

                                    9/97             9/98              9/99             9/00              9/01
ML New York
Municipal Bond Fund+--
Class A Shares*                     $14,278          $15,698           $14,803          $15,571           $17,304
ML New York
Municipal Bond Fund+--
Class B Shares*                     $14,416          $15,768           $14,793          $15,497           $17,133
Lehman Brothers Municipal
Bond Index++                        $15,616          $16,977           $16,859          $17,900           $19,761

ML New York Municipal Bond Fund's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to September 2001:

                                    10/21/94**       9/95              9/96             9/97              9/98             9/99
ML New York
Municipal Bond Fund+--
Class C Shares*                     $10,000          $10,757           $11,355          $12,277           $13,416          $12,576
ML New York
Municipal Bond Fund+--
Class D Shares*                     $9,600           $10,367           $10,998          $11,953           $13,128          $12,368

                                    9/00             9/01
ML New York
Municipal Bond Fund+--
Class C Shares*                     $13,148          $14,521
ML New York
Municipal Bond Fund+--
Class D Shares*                     $12,996          $14,427

                                    10/31/94**       9/95              9/96             9/97              9/98             9/99
Lehman Brothers Municipal
Bond Index++                        $10,000          $11,319           $12,003          $13,085           $14,225          $14,126

                                    9/00             9/01
Lehman Brothers Municipal
Bond Index++                        $14,998          $16,557

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + ML New York Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Recent Performance Results*

                                                                                               Ten Years/
                                                               6-Month        12-Month      Since Inception    Standardized
As of September 30, 2001                                    Total Return    Total Return      Total Return     30-Day Yield
===========================================================================================================================
ML New York Municipal Bond Fund Class A Shares                  +3.11%         +11.12%          +80.26%            4.20%
---------------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class B Shares                  +2.94          +10.56           +71.35             3.86
---------------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class C Shares                  +2.89          +10.45           +45.21             3.76
---------------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class D Shares                  +3.15          +11.01           +50.29             4.10
===========================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                 Issue                                                           Value
New York--94.3%

AA       NR*     $ 1,175   Albany, New York, IDA, Civic Facility Revenue Bonds (University Heights--Albany Law
                           School), Series A, 6.75% due 12/01/2019                                                      $   1,364
---------------------------------------------------------------------------------------------------------------------------------
                           Buffalo, New York, GO, General Improvement, Series D (d):
AAA      Aaa       2,245     5.50% due 12/01/2008                                                                           2,485
AAA      Aaa       1,905     5.625% due 12/01/2010                                                                          2,128
---------------------------------------------------------------------------------------------------------------------------------
NR*      Aa2       4,800   Hornell, New York, IDA, IDR (Crowley Foods, Inc. Facility), 7.75% due 12/01/2016                 5,028
---------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1@      100   Long Island Power Authority, New York, Electric System Revenue Bonds, VRDN,
                           Sub-Series 1B, 2.45% due 5/01/2033 (h)                                                             100
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Refunding
                           Bonds, Series D, 5% due 7/01/2016 (e)                                                            5,116
---------------------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue
                           Bonds, Series A:
AAA      Aaa       1,000     6.125% due 4/01/2014 (b)                                                                       1,142
AAA      Aaa       1,000     6.125% due 4/01/2015 (b)                                                                       1,137
AAA      Aaa       2,000     6.125% due 4/01/2017 (b)                                                                       2,244
AAA      Aaa       5,000     5% due 4/01/2023 (b)                                                                           5,007
AAA      Aaa       6,540     5.25% due 4/01/2023 (d)                                                                        6,687
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds,
                           Series C-1, 5.50% due 7/01/2022 (b)                                                              2,079
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Nassau County, New York, Interim Finance Authority, Revenue Refunding Bonds,
                           Sales Tax Secured, Series A, 5.75% due 11/15/2016 (e)                                            2,185
---------------------------------------------------------------------------------------------------------------------------------
AA       Aa2      11,250   New York City, New York, City Municipal Water Finance Authority, Water and Sewer System
                           Revenue Refunding Bonds, Series B, 6.50% due 6/15/2010 (f)                                      13,622
---------------------------------------------------------------------------------------------------------------------------------
AA+      Aa2       1,350   New York City, New York, City Transitional Finance Authority Revenue Bonds,
                           Future Tax Secured, Series B, 5.50% due 2/01/2013                                                1,478
---------------------------------------------------------------------------------------------------------------------------------
AA+      Aa2       1,500   New York City, New York, City Transitional Finance Authority, Revenue Refunding Bonds,
                           Future Tax Secured, Series C, 5.75% due 11/01/2011                                               1,680
---------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, GO, Refunding:
A        A2        4,165     Series B, 6.375% due 8/15/2009                                                                 4,666
A        A2        5,000     Series J, 6% due 8/01/2017                                                                     5,501
---------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, GO, Series B:
AAA      Aaa       1,650     5.75% due 8/01/2011 (e)                                                                        1,854
A        A2        1,000     5.75% due 8/01/2013                                                                            1,098
---------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New York Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
VRDN       Variable Rate Demand Notes

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                 Issue                                                           Value
New York (continued)
                           New York City, New York, IDA, Civic Facilities Revenue Bonds:
NR*      NR*     $ 6,895     (New York Blood Center Inc. Project), 7.25% due 5/01/2004 (f)                              $   7,697
AAA      Aaa       4,690     (USTA National Tennis Center Project), 6.60% due 11/15/2011 (d)                                5,279
---------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       1,000   New York City, New York, IDA, Parking Facility Revenue Bonds (Royal Charter--New York
                           Presbyterian), 5.375% due 12/15/2016 (d)                                                         1,048
---------------------------------------------------------------------------------------------------------------------------------
A-       A3        9,250   New York City, New York, IDA, Special Facilities Revenue Bonds (Terminal One Group
                           Association Project), AMT, 6.125% due 1/01/2024                                                  9,364
---------------------------------------------------------------------------------------------------------------------------------
AA-      Baa1      1,690   New York State Dormitory Authority Revenue Bonds (4201 Schools Program),
                           6.25% due 7/01/2020                                                                              1,895
---------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority, Revenue Refunding Bonds:
AAA      Aaa      13,750     (City University System--Consolidated Second Generation), Series A,
                             6.125% due 7/01/2011 (a)                                                                      15,987
NR*      A3        1,785     (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2012                                    1,964
NR*      A3        2,505     (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2013                                    2,737
NR*      A3        2,985     (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2014                                    3,229
NR*      A3        2,000     (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2016                                    2,129
AA       NR*       1,470     (Manhattan College), 5.50% due 7/01/2012                                                       1,616
BBB      Baa2      3,000     (Mount Sinai Health), Series A, 6.50% due 7/01/2016                                            3,322
BBB      Baa2      4,850     (Mount Sinai Health), Series A, 6.625% due 7/01/2018                                           5,389
BBB      Baa2      2,500     (Mount Sinai Health), Series A, 6.625% due 7/01/2019                                           2,768
BBB      Baa2      2,385     (Mount Sinai Health), Series A, 6.75% due 7/01/2020                                            2,645
AAA      Aaa       2,000     (Saint John's University), 4.75% due 7/01/2028 (e)                                             1,864
AAA      Aaa       3,600     (State University Educational Facilities), Series A, 5.875% due 5/15/2011 (b)                  4,123
---------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority, Service Contract Revenue Bonds
                           (School District Rescue), Series A:
AA-      NR*       5,000     5.75% due 4/01/2010                                                                            5,641
AA-      NR*       5,000     5.75% due 4/01/2011                                                                            5,678
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,200   New York State Energy Research and Development Authority, Facilities Revenue Refunding
                           Bonds, Trust Receipts, Class R, Series 12, 9.574% due 8/15/2020 (a)(g)                           3,854
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   New York State Energy Research and Development Authority, PCR, Refunding
                           (Central Hudson Gas and Electric), Series A, 5.45% due 8/01/2027 (a)                             2,056
---------------------------------------------------------------------------------------------------------------------------------
AA+      Aaa       5,000   New York State Environmental Facilities Corporation, PCR, Refunding, State Water
                           Revolving Fund (New York City Municipal Water), 5.75% due 6/15/2012                              5,686
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   New York State Environmental Facilities Corporation, Special Obligation Revenue Refunding
                           Bonds (Riverbank State Park), 6.25% due 4/01/2012 (a)                                            3,538
---------------------------------------------------------------------------------------------------------------------------------
                           New York State Environmental Facilities Corporation, State Clean Water and Drinking
                           Revenue Bonds, Pooled Financing, Series B:
AAA      Aaa       1,470     5.375% due 5/15/2018                                                                           1,536
AAA      Aaa       1,485     5.375% due 11/15/2018                                                                          1,551
---------------------------------------------------------------------------------------------------------------------------------
NR*      VMIG1@    1,000   New York State, HFA, Revenue Bonds (Tribeca), VRDN, AMT, Series A,
                           2.10% due 11/15/2029 (c)(h)                                                                      1,000
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       6,000   New York State, HFA, Revenue Refunding Bonds (Housing Mortgage Project), Series A,
                           6.10% due 11/01/2015 (d)                                                                         6,420
---------------------------------------------------------------------------------------------------------------------------------
                           New York State Local Government Assistance Corporation Revenue Bonds:
AA-      A3          700     Series C, 6% due 4/01/2012                                                                       815
AA-      Aaa       5,000     Series D, 7% due 4/01/2002 (f)                                                                 5,225
---------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                 Issue                                                           Value
New York (concluded)
                           New York State Mortgage Agency Revenue Bonds, DRIVERS, AMT (g):
NR*      Aaa     $ 2,800     Series 191, 9.40% due 4/01/2030                                                            $   3,081
NR*      Aa1       2,500     Series 195, 10.35% due 10/01/2030                                                              2,911
---------------------------------------------------------------------------------------------------------------------------------
AA-      Aa3       2,320   New York State Thruway Authority, General Revenue Bonds, Series D, 5.50% due 1/01/2017           2,430
---------------------------------------------------------------------------------------------------------------------------------
                           New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Bonds,
                           Series A:
AAA      Aaa       1,500     5.50% due 4/01/2014 (b)                                                                        1,638
AAA      Aaa       1,000     5.90% due 4/01/2020                                                                            1,090
---------------------------------------------------------------------------------------------------------------------------------
                           New York State Urban Development Corporation Revenue Bonds (Youth Facilities
                           Services Contract), Series B:
AA-      NR*         305     6% due 4/01/2015                                                                                 340
AA-      NR*         665     6% due 4/01/2016                                                                                 736
AA-      NR*         705     6% due 4/01/2017                                                                                 778
AA-      NR*         750     6.125% due 4/01/2018                                                                             832
AA-      NR*         615     6.25% due 4/01/2020                                                                              685
---------------------------------------------------------------------------------------------------------------------------------
                           New York State Urban Development Corporation, Revenue Refunding Bonds:
AA-      A3        1,685     (Clarkson Center Advance Materials), 5.50% due 1/01/2020                                       1,802
AA-      A3        3,500     (University Facility Grants), 5.50% due 1/01/2019                                              3,764
---------------------------------------------------------------------------------------------------------------------------------
                           Niagara County, New York, IDA, Solid Waste Disposal Revenue Refunding Bonds, AMT:
BBB      Baa1      9,975     Series A, 5.45% due 11/15/2026                                                                10,389
BBB      Baa1      3,350     Series C, 5.625% due 11/15/2024                                                                3,480
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   Niagara, New York, Frontier Authority, Airport Revenue Bonds (Greater Buffalo
                           International Airport), AMT, Series A, 6.125% due 4/01/2014 (a)                                  3,232
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   North Country, New York, Development Authority, Solid Waste Management System Revenue
                           Refunding Bonds, 6% due 5/15/2015 (d)                                                            1,158
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,075   Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts, AMT, Class R,
                           Series 10, 9.124% due 1/15/2017 (d)(g)                                                           4,515
---------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       6,000   Port Authority of New York and New Jersey, Special Obligation
                           Revenue Bonds, RIB, AMT, Series 243, 9.99% due 12/01/2010 (e)(g)                                 7,905
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       7,155   Suffolk County, New York, IDA, Solid Waste Disposal Facility Revenue Refunding Bonds
                           (Ogden Martin System--Huntington), AMT, 6.25% due 10/01/2012 (a)                                 8,430
---------------------------------------------------------------------------------------------------------------------------------
                           Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds:
A+       Aa3       6,100     Series A, 6% due 1/01/2011                                                                     7,020
A+       Aa3       2,000     Series B, 5.30% due 1/01/2017                                                                  2,062
---------------------------------------------------------------------------------------------------------------------------------
A+       Aa3       5,150   Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding
                           Bonds, Series Y, 6% due 1/01/2012                                                                5,930
---------------------------------------------------------------------------------------------------------------------------------
                           Troy, New York, City School District, GO, Refunding (d):
AAA      Aaa         725     5.75% due 7/15/2016                                                                              798
AAA      Aaa         765     5.75% due 7/15/2017                                                                              837
AAA      Aaa         805     5.75% due 7/15/2018                                                                              877
AAA      Aaa         850     5.75% due 7/15/2019                                                                              924
---------------------------------------------------------------------------------------------------------------------------------
                           Utica, New York, IDA, Civic Facility Revenue Bonds:
NR*      Aa3       1,000     (Munson, Williams, Proctor Institute), 5.375% due 7/15/2020                                    1,014
NR*      Aa3       1,210     (Munson, Williams, Proctor Institute), 5.40% due 7/15/2030                                     1,216
NR*      NR*       2,005     (Utica College Project), Series A, 5.75% due 8/01/2028                                         1,965
---------------------------------------------------------------------------------------------------------------------------------
NR*      NR*       3,450   Westchester County, New York, IDA, Civic Facility Revenue Bonds (Rippowam-Cisqua
                           School Project), 5.75% due 6/01/2029                                                             3,441
---------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                 Issue                                                           Value
Puerto Rico--4.1%
AAA      Aaa     $ 2,000   Puerto Rico Commonwealth, GO, 5.75% due 7/01/2012 (e)                                         $  2,296
---------------------------------------------------------------------------------------------------------------------------------
AAAr     Aaa       4,750   Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                           9.11% due 7/01/2016 (e)(g)                                                                       5,541
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust Receipts, Class R,
                           Series 16 HH, 9.126% due 7/01/2013 (d)(g)                                                        1,217
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,430   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities
                           Revenue Bonds (University Plaza Project), Series A, 5.625% due 7/01/2018 (e)                     2,613
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$261,858)--98.4%                                                                                 279,604

Other Assets Less Liabilities--1.6%                                                                                         4,415
                                                                                                                         --------
Net Assets--100.0%                                                                                                       $284,019
                                                                                                                         ========
---------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FNMA Collateralized.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2001.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2001.
  *   Not Rated.
  @   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 2001

Assets:          Investments, at value (identified cost--$261,857,555) ..........................                   $ 279,603,957
                 Cash ...........................................................................                         286,953
                 Receivables:
                   Interest .....................................................................  $ 5,063,045
                   Securities sold ..............................................................      481,178
                   Beneficial interest sold .....................................................      108,487
                   Variation margin .............................................................        5,292          5,658,002
                                                                                                   -----------
                 Prepaid registration fees and other assets .....................................                          55,249
                                                                                                                    -------------
                 Total assets ...................................................................                     285,604,161
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:     Payables:
                   Securities purchased .........................................................    1,047,840
                   Dividends to shareholders ....................................................      223,392
                   Beneficial interest redeemed .................................................      157,123
                   Distributor ..................................................................       59,938          1,488,293
                                                                                                   -----------
                 Accrued expenses ...............................................................                          97,156
                                                                                                                    -------------
                 Total liabilities ..............................................................                       1,585,449
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:      Net assets .....................................................................                   $ 284,018,712
                                                                                                                    =============
---------------------------------------------------------------------------------------------------------------------------------
Net Assets       Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:      shares authorized ..............................................................                   $     157,497
                 Class B Shares of beneficial interest, $.10 par value, unlimited number of
                 shares authorized ..............................................................                       1,104,916
                 Class C Shares of beneficial interest, $.10 par value, unlimited number of
                 shares authorized ..............................................................                          78,286
                 Class D Shares of beneficial interest, $.10 par value, unlimited number of
                 shares authorized ..............................................................                       1,207,847
                 Paid-in capital in excess of par ...............................................                     283,468,350
                 Undistributed investment income--net ...........................................                         276,763
                 Accumulated realized capital losses on investments--net ........................                     (20,021,349)
                 Unrealized appreciation on investments--net ....................................                      17,746,402
                                                                                                                    -------------
                 Net assets .....................................................................                   $ 284,018,712
                                                                                                                    =============
---------------------------------------------------------------------------------------------------------------------------------
Net Asset        Class A--Based on net assets of $17,552,875 and 1,574,966 shares
Value:           of beneficial interest outstanding .............................................                   $       11.14
                                                                                                                    =============
                 Class B--Based on net assets of $123,173,199 and 11,049,158 shares
                 of beneficial interest outstanding .............................................                   $       11.15
                                                                                                                    =============
                 Class C--Based on net assets of $8,729,481 and 782,860 shares
                 of beneficial interest outstanding .............................................                   $       11.15
                                                                                                                    =============
                 Class D--Based on net assets of $134,563,157 and 12,078,465 shares
                 of beneficial interest outstanding .............................................                   $       11.14
                                                                                                                    =============
---------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

Statement of Operations

                                                                                                               For the Year Ended
                                                                                                               September 30, 2001
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:   Interest and amortization of premium and discount earned ........                               $ 14,764,410
---------------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees ........................................            $ 1,152,316
                     Account maintenance and distribution fees--Class B ..............                646,482
                     Accounting services .............................................                137,239
                     Account maintenance fees--Class D ...............................                129,485
                     Professional fees ...............................................                 70,738
                     Transfer agent fees--Class B ....................................                 65,076
                     Registration fees ...............................................                 63,678
                     Transfer agent fees--Class D ....................................                 54,128
                     Printing and shareholder reports ................................                 53,399
                     Account maintenance and distribution fees--Class C ..............                 44,642
                     Trustees' fees and expenses .....................................                 18,364
                     Custodian fees ..................................................                 13,491
                     Pricing fees ....................................................                 12,106
                     Transfer agent fees--Class A ....................................                  6,243
                     Transfer agent fees--Class C ....................................                  3,680
                     Other ...........................................................                 21,617
                                                                                                  -----------
                     Total expenses ..................................................                                  2,492,684
                                                                                                                     ------------
                     Investment income--net ..........................................                                 12,271,726
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments--net ...............................                                  4,324,915
ized Gain on         Change in unrealized appreciation on investments--net ...........                                 12,190,883
Investments--Net:                                                                                                    ------------
                     Net Increase in Net Assets Resulting from Operations ............                               $ 28,787,524
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

Statements of Changes in Net Assets

                                                                                                            For the Year Ended
                                                                                                               September 30,
                                                                                                     ------------------------------
Increase (Decrease) in Net Assets:                                                                        2001            2000
-----------------------------------------------------------------------------------------------------------------------------------
Operations:           Investment income--net .....................................................   $  12,271,726    $  13,898,373
                      Realized gain (loss) on investments--net ...................................       4,324,915      (22,952,951)
                      Change in unrealized appreciation/depreciation on investments--net .........      12,190,883       22,072,504
                                                                                                     -------------    -------------
                      Net increase in net assets resulting from operations .......................      28,787,524       13,017,926
                                                                                                     -------------    -------------
-----------------------------------------------------------------------------------------------------------------------------------
Dividends &           Investment income--net:
Distributions to        Class A ..................................................................        (673,367)        (648,507)
Shareholders:           Class B ..................................................................      (5,246,616)      (6,757,382)
                        Class C ..................................................................        (294,144)        (296,795)
                        Class D ..................................................................      (5,780,836)      (6,195,689)
                      In excess of realized gain on investments--net:
                        Class A ..................................................................              --          (11,932)
                        Class B ..................................................................              --         (139,749)
                        Class C ..................................................................              --           (5,949)
                        Class D ..................................................................              --         (109,966)
                                                                                                     -------------    -------------
                      Net decrease in net assets resulting from dividends and distributions
                      to shareholders ............................................................     (11,994,963)     (14,165,969)
                                                                                                     -------------    -------------
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest   Net decrease in net assets derived from beneficial interest transactions ...     (11,447,379)     (56,930,289)
Transactions:                                                                                        -------------    -------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:           Total increase (decrease) in net assets ....................................       5,345,182      (58,078,332)
                      Beginning of year ..........................................................     278,673,530      336,751,862
                                                                                                     -------------    -------------
                      End of year* ...............................................................   $ 284,018,712    $ 278,673,530
                                                                                                     =============    =============
-----------------------------------------------------------------------------------------------------------------------------------
                     *Undistributed investment income--net .......................................   $     276,763               --
                                                                                                     =============    =============
-----------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

Financial Highlights

                                                                                               Class A
The following per share data and ratios have been derived          --------------------------------------------------------------
from information provided in the financial statements.                            For the Year Ended September 30,
                                                                   --------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2001         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of year .........   $    10.49   $    10.49    $  12.00     $  11.46    $    11.12
Operating                                                          ----------   ----------    --------     --------    ----------
Performance:        Investment income--net .....................          .51          .51         .51          .57           .60
                    Realized and unrealized gain (loss) on
                    investments--net ...........................          .64          .01       (1.16)         .54           .34
                                                                   ----------   ----------    --------     --------    ----------
                    Total from investment operations ...........         1.15          .52        (.65)        1.11           .94
                                                                   ----------   ----------    --------     --------    ----------
                    Less dividends and distributions:
                      Investment income--net ...................         (.50)        (.51)       (.51)        (.57)         (.60)
                      Realized gain on investments--net ........           --           --        (.32)          --            --+
                      In excess of realized gain on
                      investments--net .........................           --         (.01)       (.03)          --            --
                                                                   ----------   ----------    --------     --------    ----------
                    Total dividends and distributions ..........         (.50)        (.52)       (.86)        (.57)         (.60)
                                                                   ----------   ----------    --------     --------    ----------
                    Net asset value, end of year ...............   $    11.14   $    10.49    $  10.49     $  12.00    $    11.46
                                                                   ==========   ==========    ========     ========    ==========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share .........       11.12%        5.19%      (5.70%)       9.94%         8.69%
Return:*                                                           ==========   ==========    ========     ========    ==========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to           Expenses ...................................         .59%         .70%        .70%         .67%          .65%
Average                                                            ==========   ==========    ========     ========    ==========
Net Assets:         Investment income--net .....................        4.66%        4.95%       4.59%        4.92%         5.30%
                                                                   ==========   ==========    ========     ========    ==========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of year (in thousands) .....   $   17,553   $   12,579    $ 15,522     $ 17,727    $   22,301
Data:                                                              ==========   ==========    ========     ========    ==========
                    Portfolio turnover .........................       76.22%      149.47%     135.17%      163.12%        97.22%
                                                                   ==========   ==========    ========     ========    ==========
---------------------------------------------------------------------------------------------------------------------------------

            *     Total investment returns exclude the effects of sales charges.
            +     Amount is less than $.01 per share.

                  See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

Financial Highlights (continued)

                                                                                                Class B
The following per share data and ratios have been derived           --------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended September 30,
                                                                    --------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2001         2000         1999           1998        1997
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ........    $   10.50    $    10.49   $   12.00      $   11.46   $   11.12
Operating                                                           ---------    ----------   ---------      ---------   ---------
Performance:         Investment income--net ....................          .45           .46         .46            .51         .54
                     Realized and unrealized gain (loss) on
                     investments--net ..........................          .64           .02       (1.16)           .54         .34
                                                                    ---------    ----------   ---------      ---------   ---------
                     Total from investment operations ..........         1.09           .48        (.70)          1.05         .88
                                                                    ---------    ----------   ---------      ---------   ---------
                     Less dividends and distributions:
                       Investment income--net ..................         (.44)         (.46)       (.46)          (.51)       (.54)
                       Realized gain on investments--net .......           --            --        (.32)            --          --+
                       In excess of realized gain on
                       investments--net ........................           --          (.01)       (.03)            --          --
                                                                    ---------    ----------   ---------      ---------   ---------
                     Total dividends and distributions .........         (.44)         (.47)       (.81)          (.51)       (.54)
                                                                    ---------    ----------   ---------      ---------   ---------
                     Net asset value, end of year ..............    $   11.15    $    10.50   $   10.49      $   12.00   $   11.46
                                                                    =========    ==========   =========      =========   =========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ........       10.56%         4.75%      (6.18%)         9.38%       8.14%
Return:*                                                            =========    ==========   =========      =========   =========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ..................................        1.10%         1.20%       1.21%          1.18%       1.16%
Average                                                             =========    ==========   =========      =========   =========
Net Assets:          Investment income--net ....................        4.16%         4.44%       4.07%          4.40%       4.79%
                                                                    =========    ==========   =========      =========   =========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ....    $ 123,173    $  133,180   $ 179,583      $ 242,811   $ 279,754
Data:                                                               =========    ==========   =========      =========   =========
                     Portfolio turnover ........................       76.22%       149.47%     135.17%        163.12%      97.22%
                                                                    =========    ==========   =========      =========   =========
----------------------------------------------------------------------------------------------------------------------------------

            *     Total investment returns exclude the effects of sales charges.
            +     Amount is less than $.01 per share.

                  See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

Financial Highlights (continued)

                                                                                                Class C
The following per share data and ratios have been derived            ------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended September 30,
                                                                     ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2001          2000         1999         1998       1997
---------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .......      $   10.50     $   10.50    $   12.01    $   11.47   $  11.12
Operating                                                            ---------     ---------    ---------    ---------   --------
Performance:         Investment income--net ...................            .44           .45          .45          .50        .53
                     Realized and unrealized gain (loss) on
                     investments--net .........................            .64           .01        (1.16)         .54        .35
                                                                     ---------     ---------    ---------    ---------   --------
                     Total from investment operations .........           1.08           .46         (.71)        1.04        .88
                                                                     ---------     ---------    ---------    ---------   --------
                     Less dividends and distributions:
                       Investment income--net .................           (.43)         (.45)        (.45)        (.50)      (.53)
                       Realized gain on investments--net ......             --            --         (.32)          --         --+
                       In excess of realized gain on
                       investments--net .......................             --          (.01)        (.03)          --         --
                                                                     ---------     ---------    ---------    ---------   --------
                     Total dividends and distributions ........           (.43)         (.46)        (.80)        (.50)      (.53)
                                                                     ---------     ---------    ---------    ---------   --------
                     Net asset value, end of year .............      $   11.15     $   10.50    $   10.50    $   12.01   $  11.47
                                                                     =========     =========    =========    =========   ========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .......         10.45%         4.55%       (6.26%)       9.27%      8.13%
Return:*                                                             =========     =========    =========    =========   ========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses .................................          1.19%         1.30%        1.31%        1.28%      1.26%
Average                                                              =========     =========    =========    =========   ========
Net Assets:          Investment income--net ...................          4.05%         4.34%        3.98%        4.27%      4.69%
                                                                     =========     =========    =========    =========   ========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ...      $   8,730     $   6,777    $   8,051    $   8,229   $  5,034
Data:                                                                =========     =========    =========    =========   ========
                     Portfolio turnover .......................         76.22%       149.47%      135.17%      163.12%     97.22%
                                                                     =========     =========    =========    =========   ========
---------------------------------------------------------------------------------------------------------------------------------

            *     Total investment returns exclude the effects of sales charges.
            +     Amount is less than $.01 per share.

                  See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                 Class D
The following per share data and ratios have been derived           --------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended September 30,
                                                                    --------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2001          2000        1999          1998          1997
----------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of year .........    $  10.49      $  10.49    $  12.00      $  11.46      $  11.11
Operating                                                           --------      --------    --------      --------      --------
Performance:        Investment income--net .....................         .50           .50         .50           .56           .58
                    Realized and unrealized gain (loss) on
                    investments--net ...........................         .64           .01       (1.16)          .54           .35
                                                                    --------      --------    --------      --------      --------
                    Total from investment operations ...........        1.14           .51        (.66)         1.10           .93
                                                                    --------      --------    --------      --------      --------
                    Less dividends and distributions:
                      Investment income--net ...................        (.49)         (.50)       (.50)         (.56)         (.58)
                      Realized gain on investments--net ........          --            --        (.32)           --            --+
                      In excess of realized gain on
                      investments--net .........................          --          (.01)       (.03)           --            --
                                                                    --------      --------    --------      --------      --------
                    Total dividends and distributions ..........        (.49)         (.51)       (.85)         (.56)         (.58)
                                                                    --------      --------    --------      --------      --------
                    Net asset value, end of year ...............    $  11.14      $  10.49    $  10.49      $  12.00      $  11.46
                                                                    ========      ========    ========      ========      ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share .........      11.01%         5.08%      (5.79%)        9.83%         8.68%
Return:*                                                            ========      ========    ========      ========      ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to           Expenses ...................................        .69%          .79%        .80%          .77%          .75%
Average                                                             ========      ========    ========      ========      ========
Net Assets:         Investment income--net .....................       4.56%         4.85%       4.49%         4.79%         5.20%
                                                                    ========      ========    ========      ========      ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of year (in thousands) .....    $134,563      $126,138    $133,596      $153,032      $139,511
Data:                                                               ========      ========    ========      ========      ========
                    Portfolio turnover .........................      76.22%       149.47%     135.17%       163.12%        97.22%
                                                                    ========      ========    ========      ========      ========
----------------------------------------------------------------------------------------------------------------------------------

            *     Total investment returns exclude the effects of sales charges.
            +     Amount is less than $.01 per share.

                  See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price or yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001
income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective October 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $41,594 increase to the cost of securities and a corresponding $41,594 decrease to net unrealized appreciation, based on debt securities held as of September 30, 2001.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $11 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. Effective July 1, 2001, the Fund ceased paying an investment advisory fee, pending shareholder approval of a new investment advisory agreement with FAM.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account           Distribution
                                              Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class B ...............................            .25%                .25%
Class C ...............................            .25%                .35%
Class D ...............................            .10%                 --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

concessions on the sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                            FAMD          MLPF&S
--------------------------------------------------------------------------------
Class A .............................................      $   99        $ 1,099
Class D .............................................      $1,473        $18,350
--------------------------------------------------------------------------------

For the year ended September 30, 2001, MLPF&S received contingent deferred sales charges of $94,350 and $901 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM for such services. For the year ended September 30, 2001, the Fund reimbursed FAM an aggregate of $40,296 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2001 were $202,980,014 and $201,811,769, respectively.

Net realized gains (losses) for the year ended September 30, 2001 and net unrealized gains as of September 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $ 5,647,215         $17,746,402
Financial futures contracts .............         (1,322,300)                 --
                                                 -----------         -----------
Total ...................................        $ 4,324,915         $17,746,402
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of September 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $17,746,402, of which $17,809,198 related to appreciated securities and $62,796 related to depreciated securities. The aggregate cost of investments at September 30, 2001 for Federal income tax purposes was $261,857,555.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $11,447,379 and $56,930,289 for the years ended September 30, 2001 and September 30, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended September 30, 2001                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................            643,725          $  7,140,384
Shares issued to share-
holders in reinvestment
of dividends .........................             36,115               396,808
                                               ----------          ------------
Total issued .........................            679,840             7,537,192
Shares redeemed ......................           (303,481)           (3,332,608)
                                               ----------          ------------
Net increase .........................            376,359          $  4,204,584
                                               ==========          ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended September 30, 2000                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................            260,129          $  2,691,227
Shares issued to share-
holders in reinvestment of
dividends & distributions ............             31,450               322,331
                                               ----------          ------------
Total issued .........................            291,579             3,013,558
Shares redeemed ......................           (572,580)           (5,856,968)
                                               ----------          ------------
Net decrease .........................           (281,001)         $ (2,843,410)
                                               ==========          ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended September 30, 2001                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................          1,509,243          $ 16,557,082
Shares issued to share-
holders in reinvestment
of dividends .........................            235,949             2,585,642
                                               ----------          ------------
Total issued .........................          1,745,192            19,142,724
Automatic conversion
of shares ............................         (1,003,498)          (11,048,460)
Shares redeemed ......................         (2,379,441)          (26,024,266)
                                               ----------          ------------
Net decrease .........................         (1,637,747)         $(17,930,002)
                                               ==========          ============
-------------------------------------------------------------------------------

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended September 30, 2000                         Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................            932,495          $  9,574,088
Shares issued to share-
holders in reinvestment of
dividends & distributions ............            335,183             3,434,308
                                               ----------          ------------
Total issued .........................          1,267,678            13,008,396
Automatic conversion
of shares ............................           (959,003)           (9,859,769)
Shares redeemed ......................         (4,736,791)          (48,607,606)
                                               ----------          ------------
Net decrease .........................         (4,428,116)         $(45,458,979)
                                               ==========          ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended September 30, 2001                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................            257,617          $  2,847,361
Shares issued to share-
holders in reinvestment
of dividends .........................             18,453               202,542
                                               ----------          ------------
Total issued .........................            276,070             3,049,903
Shares redeemed ......................           (138,542)           (1,505,685)
                                               ----------          ------------
Net increase .........................            137,528          $  1,544,218
                                               ==========          ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended September 30, 2000                          Shares              Amount
-------------------------------------------------------------------------------

Shares sold ..........................            110,116          $  1,124,770
Shares issued to share-
holders in reinvestment of
dividends & distributions ............             21,844               224,077
                                               ----------          ------------
Total issued .........................            131,960             1,348,847
Shares redeemed ......................           (253,689)           (2,589,143)
                                               ----------          ------------
Net decrease .........................           (121,729)         $ (1,240,296)
                                               ==========          ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended September 30, 2001                         Shares                Amount
-------------------------------------------------------------------------------
Shares sold ..........................            260,810          $  2,855,115
Automatic conversion
of shares ............................          1,004,250            11,048,460
Shares issued to share-
holders in reinvestment
of dividends .........................            259,664             2,845,515
                                               ----------          ------------
Total issued .........................          1,524,724            16,749,090
Shares redeemed ......................         (1,469,960)          (16,015,269)
                                               ----------          ------------
Net increase .........................             54,764          $    733,821
                                               ==========          ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended September 30, 2000                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................            305,360          $  3,075,560
Automatic conversion
of shares ............................            959,609             9,859,769
Shares issued to share-
holders in reinvestment of
dividends & distributions ............            293,708             3,011,510
                                               ----------          ------------
Total issued .........................          1,558,677            15,946,839
Shares redeemed ......................         (2,275,367)          (23,334,443)
                                               ----------          ------------
Net decrease .........................           (716,690)         $ (7,387,604)
                                               ==========          ============
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 1, 2000, the Fund, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended September 30, 2001.

6. Capital Loss Carryforward:

At September 30, 2001, the Fund had a net capital loss carryforward of approximately $18,320,000, of which $5,897,000 expires in 2008 and $12,423,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
November 12, 2001

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust during its taxable year ended September 30, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2001

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New York
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

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